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                                                                   EXHIBIT 10.30

                                                                  EXECUTION COPY

                               AMENDMENT NO. 4 TO
                                CREDIT AGREEMENT

         AMENDMENT NO. 4 dated as of March 18, 1998 (this "Amendment") to Credit Agreement dated as of January 7, 1997 (the "Credit Agreement") among BROOKWOOD COMPANIES INCORPORATED, KENYON INDUSTRIES, INC. and BROOKWOOD LAMINATING, INC., as Borrowers, and THE BANK OF NEW YORK, as Bank, which Credit Agreement was amended by (a) Amendment No. 1 to Credit Agreement, dated as of April 1, 1997,
(b) Amendment No. 2 dated as of May 23, 1997 and (c) Amendment No. 3 dated as of June 25, 1997 (the "Prior Amendments").

         WHEREAS, the parties hereto desire to further amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not defined herein will have the respective meanings given to such terms in the Credit Agreement.

         2. Amendment to Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "Maximum Amount" to read in its entirety as follows:

            "'Maximum Amount': $14,000,000, except that (A) for the period March 18, 1998 through April 28, 1998 - $15,000,000; (B) for the period April 29, 1998 through August 31, 1998 - $17,500,000, and
            (C) commencing September 1, 1998 - $15,000,000, and thereafter $15,000,000."

         3. References. From the date hereof, references in the Credit Agreement to "this Agreement" or in any other Loan Document to the "Credit Agreement" will be a reference to the Credit Agreement, as amended hereby and by the Prior Amendments, and references in any other Loan Documents to the Maximum Amount of the Loans will be a reference to the Maximum Amount, as herein defined.

         4. Representations and Warranties. Each of the Borrowers hereby represents and warrants that each of the representations and warranties made under Section 3 of the Credit Agreement is true and correct with the same force and effect as though made on and as of the date of this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct



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on and as of such earlier date. As of the date of this Amendment, no Default or
Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

         5. Credit Agreement Remains in Effect Except as expressly modified and amended hereby, the Credit Agreement remains unchanged and in full force and effect in all material respects.

         6. Conditions to Effectiveness. This Amendment will be deemed effective as of March 18, 1998 upon receipt by the Bank of (a) an original counterpart of this Amendment executed by each of the Borrowers, (b) an original Endorsement No. 3 to Revolving Credit Note in the form of Exhibit A hereto executed by each of the Borrowers, and (c) a modification fee relative to this Amendment in the amount of $10,000.

         7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                THE BORROWERS:


                                BROOKWOOD COMPANIES INCORPORATED

                                By: /s/ DUANE O. SCHMIDT
                                    ----------------------------
                                    Name: Duane O. Schmidt
                                    Title: VP Finance




                                KENYON INDUSTRIES, INC.

                                By: /s/ DUANE O. SCHMIDT
                                    ----------------------------
                                    Name: Duane O. Schmidt
                                    Title: Treasurer



                                BROOKWOOD LAMINATING, INC.

                                By: /s/ DUANE O. SCHMIDT
                                    ----------------------------
                                    Name: Duane O. Schmidt
                                    Title: Treasurer



                                THE BANK:


                                THE BANK OF NEW YORK

                                By: /s/ JAMES J. DUCEY
                                    ----------------------------
                                    Name: James J. Ducey
                                    Title: Vice President



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                                   Exhibit A

                                                            As of March 18, 1998

                               ENDORSEMENT NO. 3

         BROOKWOOD COMPANIES INCORPORATED, a Delaware corporation, KENYON INDUSTRIES, INC., a Delaware corporation, BROOKWOOD LAMINATING, INC., a Delaware corporation, and THE BANK OF NEW YORK hereby agree that the Revolving Credit Note to which this Endorsement is attached (the "Note") be and hereby is amended as follows:

         A. Delete the dollar amount $15,000,000 appearing in the upper left hand comer of the Note and substitute therefor the dollar amount $17,500,000.

         B. Delete the dollar amount stated as "FIFTEEN MILLION AND 00/100 DOLLARS" appearing in the first paragraph of the Note and substitute therefor the following: "SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS."

         This Endorsement will become effective as of March 18, 1998.


                                THE BORROWERS:


                                BROOKWOOD COMPANIES INCORPORATED

                                By: /s/ DUANE O. SCHMIDT
                                    ----------------------------
                                    Name: Duane O. Schmidt
                                    Title: VP Finance




                                KENYON INDUSTRIES, INC.

                                By: /s/ DUANE O. SCHMIDT
                                    ----------------------------
                                    Name: Duane O. Schmidt
                                    Title: Treasurer



                                BROOKWOOD LAMINATING, INC.

                                By: /s/ DUANE O. SCHMIDT
                                    ----------------------------
                                    Name: Duane O. Schmidt
                                    Title: Treasurer



                                THE BANK:


                                THE BANK OF NEW YORK

                                By: /s/ JAMES J. DUCEY
                                    ----------------------------
                                    Name: James J. Ducey
                                    Title: Vice President